Exhibit 24



                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A. C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, any S-8 filing or amendment for the Republic Mortgage Insurance Company Profit Sharing Plan and Great West Casualty Company Profit Sharing Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of May, 2000.



                                                   /s/ Harrington Bischof
                                                  -----------------------------
                                                       Harrington Bischof


WITNESS:

 /s/ Spencer LeRoy III
------------------------

 /s/ Paul D. Adams
------------------------

Exhibit 24



                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A. C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, any S-8 filing or amendment for the Republic Mortgage Insurance Company Profit Sharing Plan and Great West Casualty Company Profit Sharing Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of May, 2000.



                                                  /s/ Anthony F. Colao
                                                 ------------------------------
                                                      Anthony F. Colao


WITNESS:

 /s/ Spencer LeRoy III
------------------------

 /s/ Paul D. Adams
------------------------

Exhibit 24



                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A. C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, any S-8 filing or amendment for the Republic Mortgage Insurance Company Profit Sharing Plan and Great West Casualty Company Profit Sharing Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of May, 2000.



                                                  /s/ Jimmy A. Dew
                                                 ------------------------------
                                                      Jimmy A. Dew


WITNESS:

 /s/ Spencer LeRoy III
------------------------

 /s/ Paul D. Adams
------------------------

Exhibit 24



                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A. C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, any S-8 filing or amendment for the Republic Mortgage Insurance Company Profit Sharing Plan and Great West Casualty Company Profit Sharing Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of May, 2000.



                                                  /s/ Kurt W. Kreyling
                                                 ------------------------------
                                                      Kurt W. Kreyling


WITNESS:

 /s/ Spencer LeRoy III
------------------------

 /s/ Paul D. Adams
------------------------

Exhibit 24



                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A. C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, any S-8 filing or amendment for the Republic Mortgage Insurance Company Profit Sharing Plan and Great West Casualty Company Profit Sharing Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of May, 2000.



                                                  /s/ Peter Lardner
                                                 ------------------------------
                                                      Peter Lardner


WITNESS:

 /s/ Spencer LeRoy III
------------------------

 /s/ Paul D. Adams
------------------------

Exhibit 24



                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A. C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, any S-8 filing or amendment for the Republic Mortgage Insurance Company Profit Sharing Plan and Great West Casualty Company Profit Sharing Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of May, 2000.



                                                  /s/ Wilbur S. Legg
                                                 ------------------------------
                                                      Wilbur S. Legg


WITNESS:

 /s/ Spencer LeRoy III
------------------------

 /s/ Paul D. Adams
------------------------

Exhibit 24



                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A. C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, any S-8 filing or amendment for the Republic Mortgage Insurance Company Profit Sharing Plan and Great West Casualty Company Profit Sharing Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of May, 2000.



                                                  /s/ John W. Popp
                                                 ------------------------------
                                                      John W. Popp


WITNESS:

 /s/ Spencer LeRoy III
------------------------

 /s/ Paul D. Adams
------------------------

Exhibit 24



                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A. C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, any S-8 filing or amendment for the Republic Mortgage Insurance Company Profit Sharing Plan and Great West Casualty Company Profit Sharing Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of May, 2000.



                                                  /s/ William A. Simpson
                                                 ------------------------------
                                                      William A. Simpson


WITNESS:

 /s/ Spencer LeRoy III
------------------------

 /s/ Paul D. Adams
------------------------

Exhibit 24



                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A. C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, any S-8 filing or amendment for the Republic Mortgage Insurance Company Profit Sharing Plan and Great West Casualty Company Profit Sharing Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of May, 2000.



                                                  /s/ Arnold L. Steiner
                                                 ------------------------------
                                                      Arnold L. Steiner


WITNESS:

 /s/ Spencer LeRoy III
------------------------

 /s/ Paul D. Adams
------------------------

Exhibit 24



                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A. C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, any S-8 filing or amendment for the Republic Mortgage Insurance Company Profit Sharing Plan and Great West Casualty Company Profit Sharing Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of May, 2000.



                                                  /s/ David Sursa
                                                 ------------------------------
                                                      David Sursa


WITNESS:

 /s/ Spencer LeRoy III
------------------------

 /s/ Paul D. Adams
------------------------

Exhibit 24



                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A. C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, any S-8 filing or amendment for the Republic Mortgage Insurance Company Profit Sharing Plan and Great West Casualty Company Profit Sharing Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of May, 2000.



                                                  /s/ William G. White, Jr.
                                                 ------------------------------
                                                      William G. White, Jr.


WITNESS:

 /s/ Spencer LeRoy III
------------------------

 /s/ Paul D. Adams
------------------------

Exhibit 24



                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A. C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, any S-8 filing or amendment for the Republic Mortgage Insurance Company Profit Sharing Plan and Great West Casualty Company Profit Sharing Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of May, 2000.



                                                  /s/ Aldo C. Zucaro
                                                 ------------------------------
                                                      Aldo C. Zucaro


WITNESS:

 /s/ Spencer LeRoy III
------------------------

 /s/ Paul D. Adams
------------------------